UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2020

Universal Logistics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2020, the Company issued a press release announcing the Company's financial and operating results for the thirteen weeks ended April 4, 2020, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered four proposals at its 2020 Annual Meeting of Shareholders held April 30, 2020. Each of the proposals is described in the Company’s Proxy Statement. A total of 26,727,736 shares, or 98.41% of the total shares outstanding, were represented in person or by proxy at the 2020 Annual Meeting. The final results of votes with respect to the proposals submitted for shareholder vote at the 2020 Annual Meeting are set forth below.

Proposal 1—Election of Directors

The Company’s shareholders elected for a one-year term each person nominated for election as a director as set forth in the Proxy Statement. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

	For	Withheld
Grant E. Belanger	22,386,499	3,908,066
Frederick P. Calderone	23,380,037	2,914,528
Daniel J. Deane	22,370,235	3,924,330
Clarence W. Gooden	24,095,819	2,198,746
Matthew J. Moroun	22,390,643	3,903,922
Matthew T. Moroun	21,717,667	4,576,898
Tim Phillips	22,863,014	3,431,551
Michael A. Regan	24,095,824	2,198,741
Richard P. Urban	21,301,153	4,993,412
H.E. “Scott” Wolfe	23,453,972	2,840,593

There were 433,171 broker non-votes with respect to this proposal.

Proposal 2— Advisory Vote on Executive Compensation

The Company’s shareholders voted upon and approved the following resolution:

“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the 2019 compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, the “Summary Compensation Table”, the other compensation tables and the related notes and narratives, as set forth in the Proxy Statement for the 2020 Annual Shareholders Meeting.”

The votes on this proposal were as follows:

For	Against	Abstain
25,690,700	587,912	15,953

There were 433,171 broker non-votes with respect to this proposal.

Proposal 3—Ratification of Appointment of Independent Registered Public Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of BDO USA, LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2020. The votes on this proposal were as follows:

For	Against	Abstain
26,523,376	201,560	2,800

There were no broker non-votes with respect to this proposal.

Proposal 4—Advisory Vote for Majority Voting in Uncontested Director Elections

The Company’s shareholders voted upon and rejected a shareholder proposal for majority voting in uncontested director elections. The votes on this proposal were as follows:

For	Against	Abstain
6,431,312	19,835,376	26,775

There were 434,273 broker non-votes with respect to this proposal.

No additional business or other matters came before the meeting or any adjournment thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date: April 30, 2020	/s/ Steven Fitzpatrick
Steven Fitzpatrick
Secretary